First Quarter 2022 Business Review May 4, 2022 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent our expectations as of May 3, 2022. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended January 1, 2022 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted diluted EPS (earnings per share), adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our first quarter 2022 earnings press release issued May 3, 2022, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision- making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

BUSINESS REVIEW Jeffrey L. Powell, President & CEO 4KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

Operational Highlights • Strong demand continued into the first quarter leading to record bookings and revenue • Solid execution by our businesses led to excellent financial performance and record adjusted EBITDA* • Capital project activity continued its momentum in Q1 despite increasing economic headwinds and socio-political uncertainties • Strong cash flow reached a new historical high for a first quarter 5KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

Q1 2022 Performance 6 Q1 22 Q1 21 Change Revenue $226.5 $172.5 +31.3% Net Income $41.2 $16.6 +148.7% Adjusted EBITDA* $45.8 $32.4 +41.4% Adjusted EBITDA Margin* 20.2% 18.8% +140 bps Diluted EPS $3.53 $1.43 +146.9% Adjusted Diluted EPS* $2.28 $1.53 +49.0% Operating Cash Flow $23.8 $19.1 +24.5% Free Cash Flow* $20.9 $16.8 +24.2% Bookings $266.1 $204.5 +30.1% HIGHLIGHTS • Demand remained strong in the first quarter; bookings up 30% to a record $266 million • Record revenue performance with organic revenue up 22% led by our Industrial Processing segment • Strong operating performance led to record adjusted EBITDA* and excellent cash flow • Aftermarket parts were up 24% and represented 65% of total Q1 revenue ($ in millions, except per share amounts) KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

$76.0 $71.8 $76.7 $83.7 $100.1 1Q21 2Q21 3Q21 4Q21 1Q22 Flow Control 7 $ in millions Q1 22 Q1 21 Change Revenue $85.8 $63.8 +34.6% Bookings $100.1 $76.0 +31.7% Adjusted EBITDA* $23.9 $18.0 +32.8% Adjusted EBITDA Margin* 27.9% 28.3% -40 bps HIGHLIGHTS • Strong aftermarket demand and capital project activity drove record bookings • Improved operating leverage led to strong adjusted EBITDA* performance • Macroeconomic headwinds and supply chain constraints continue to present challenges to manage • Fundamental drivers of our end- markets remain strong ($ in millions) KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. BOOKINGS

$86.6 $101.9 $118.9 $94.9 $106.3 1Q21 2Q21 3Q21 4Q21 1Q22 Industrial Processing 8 $ in millions Q1 22 Q1 21 Change Revenue $93.1 $69.2 +34.6% Bookings $106.3 $86.6 +22.8% Adjusted EBITDA* $22.0 $14.5 +51.4% Adjusted EBITDA Margin* 23.6% 21.0% +260 bps HIGHLIGHTS • Strong end-market demand drove bookings for both parts and capital • High operating rates at mills led to solid aftermarket parts business • Excellent adjusted EBITDA margin* driven by improved operating leverage and solid execution in all product lines • Healthy backlog positions us well for strong performance in 2022 BOOKINGS ($ in millions) KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

$41.9 $39.4 $49.1 $52.2 $59.6 1Q21 2Q21 3Q21 4Q21 1Q22 Material Handling 9 $ in millions Q1 22 Q1 21 Change Revenue $47.6 $39.6 +20.3% Bookings $59.6 $41.9 +42.4% Adjusted EBITDA* $9.7 $7.1 +35.5% Adjusted EBITDA Margin* 20.3% 18.0% +230 bps HIGHLIGHTS • Demand was strong for our baling and bulk material handling equipment with record bookings in Q1 • Business activity remains healthy with organic bookings up 23% • Margin performance continues to be solid despite inflationary pressure for raw materials BOOKINGS ($ in millions) KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

Business Outlook • Demand expected to remain solid with some potential for softening in the second half of 2022 • Supply chain constraints and inflationary pressures expected to continue along with macroeconomic headwinds growing • Expecting to generate record earnings in fiscal 2022 10KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

FINANCIAL REVIEW Michael J. McKenney, EVP & CFO KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 11

Q1 2022 Financial Performance Q1 22 Q1 21 Gross Margin 43.4% 43.9% SG&A % of Revenue 26.1% 28.7% Operating Income $56.0 $23.4 Net Income $41.2 $16.6 Adjusted EBITDA* $45.8 $32.4 Diluted EPS $3.53 $1.43 Adjusted Diluted EPS* $2.28 $1.53 HIGHLIGHTS • Adjusted EBITDA margin* of 20.2% • Operating cash flow of $23.8 million • Free cash flow* of $20.9 million • Net debt of $159 million; leverage ratio1 of 1.16 ($ in millions, except per share amounts) KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 12

$16.8 $42.3 $34.6 $55.9 $20.9 1Q21 2Q21 3Q21 4Q21 1Q22 FREE CASH FLOW* OPERATING CASH FLOW 18.8% 21.1% 20.5% 20.5% 20.2% 1Q21 2Q21 3Q21 4Q21 1Q22 28.7% 25.2% 26.2% 26.4% 26.1% 1Q21 2Q21 3Q21 4Q21 1Q22 43.9% 43.6% 41.9% 42.4% 43.4% 1Q21 2Q21 3Q21 4Q21 1Q22 Key Consolidated Financial Metrics CASH FLOW $44.4 $37.9 $61.0 GROSS MARGIN $19.1 ($ in millions) SG&A ADJUSTED EBITDA MARGIN* $23.8 (as a % of revenue) KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 13

$1.53 $0.96 $0.16 $0.02 $0.01 ($0.26) ($0.09) ($0.04) ($0.01) $2.28 1Q21 to 1Q22 Adjusted Diluted EPS* KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 14 1Q21 ADJ EPS* 1Q22 ADJ EPS* REVENUE ACQUISTIONS INTEREST EXPENSE TAX PROVISION OPERATING EXPENSE GOV’T PROGRAMS GROSS MARGIN CHANGE IN SHARES

Key Liquidity Metrics $ in millions Q1 22 Q4 21 Q1 21 Cash, cash equivalents, and restricted cash $89.0 $94.2 $66.7 Debt $243.4 $264.6 $217.3 Lease obligations $4.5 $4.9 $5.2 Net Debt $158.9 $175.4 $155.8 Leverage ratio1 1.16 1.34 1.50 Working capital % LTM revenue2 10.8% 9.4% 15.1% Cash conversion days3 104 106 123 KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 15

Guidance 16KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. • FY 2022 GAAP diluted EPS of $10.05 to $10.25 • FY 2022 adjusted diluted EPS* of $8.80 to $9.00 • FY 2022 revenue of $885 to $905 million • Q2 2022 GAAP diluted EPS of $1.86 to $1.96 • Q2 2022 revenue of $215 to $220 million

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 858 2925. Please mute the audio on your computer. KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 17

2022 Key Priorities 18 ACCELERATE SUSTAINABLE INDUSTRIAL PROCESSING DELIVER EXCEPTIONAL STAKEHOLDER VALUE MAINTAIN STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED.

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com May 4, 2022

APPENDIX First Quarter 2022 Business Review KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 20

Revenue by Customer Location $ in thousands Q1 22 Q1 21 Change Change Excl. Acquisitions and FX* North America $124,336 $95,092 $29,244 $20,423 Europe 58,366 44,641 13,725 10,099 Asia 31,987 21,813 10,174 7,200 Rest of World 11,791 10,917 874 175 TOTAL $226,480 $172,463 $54,017 $37,897 KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 21

Adjusted Diluted EPS Reconciliation Q1 22 Q1 21 Diluted EPS, as reported $3.53 $1.43 Impairment Costs, Net of Tax 0.01 - Gain on Sale, Net of Tax (1.30) - Acquisition Costs, Net of Tax 0.01 0.10 Acquired Profit in Inventory and Backlog Amortization, Net of Tax 0.03 - Adjusted Diluted EPS* $2.28 $1.53 Free Cash Flow Reconciliation $ in thousands Q1 22 Q1 21 Operating Cash Flow $23,768 $19,092 Less Capital Expenditures (2,868) (2,259) Free Cash Flow* $20,900 $16,833 Adjusted diluted EPS (earnings per share) is a non-GAAP financial measure. Free cash flow is a non-GAAP financial measure. KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 22

Adjusted EBITDA Reconciliation Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA in a given period by revenue in the same period. $ in thousands Q1 22 Q1 21 Net Income Attributable to Kadant $41,192 $16,561 Net Income Attributable to Noncontrolling Interest 249 235 Provision for Income Taxes 13,378 5,561 Interest Expense, Net 1,132 1,046 Other Expense, Net 22 24 Impairment Costs 182 - Gain on Sale (20,190) - Acquisition Costs 76 1,298 Indemnification Asset Reversal 575 - Acquired Backlog Amortization 703 60 Acquired Profit in Inventory Amortization (218) - Depreciation and Amortization 8,742 7,626 Adjusted EBITDA* $45,843 $32,411 Adjusted EBITDA Margin* 20.2% 18.8% KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 23

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated May 3, 2022. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $30 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 1Q22 BUSINESS REVIEW–MAY 2022 | © 2022 KADANT INC. ALL RIGHTS RESERVED. 24